CHARTERED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA



                           AMERICAN BANK INCORPORATED
                             ALLENTOWN, PENNSYLVANIA

                          FULLY PAID AND NON-ASSESSABLE
                              PAR VALUE $0.10 EACH

                                                  THE SHARES REPRESENTED BY THIS
                                                      CERTIFICATE ARE SUBJECT TO
                                                  RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                              is the owner of

                            SHARES OF COMMON STOCK OF

                           AMERICAN BANK INCORPORATED
                           a Pennsylvania corporation

     The shares evidenced by this certificate are transferable only on the books of American Bank Incorporated by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed. The capital stock evidenced hereby is not an account of an insurable type and is not insured by the Federal Deposit Insurance Corporation or any other Federal or state governmental agency.

     IN WITNESS WHEREOF, American Bank Incorporated has caused this certificate to be executed, by the facsimile signatures of its duly authorized officers and has caused a facsimile of its seal to be hereunto affixed.




By                                   [SEAL]  By
------------------------------------           --------------------------------
  ERIC W. VALAIKA, SECRETARY                   MARK W. JAINDL, PRESIDENT AND
                                               CHIEF EXECUTIVE OFFICER


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     The Board of Directors of American Bank Incorporated (the "Company") is
authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

     The shares represented by this Certificate may not be cumulatively voted on any matter. The Articles of Incorporation require the affirmative vote of the holders of at least 75% of the voting stock of the Company, voting together as a single class, to amend certain provisions of the Articles of Incorporation.

     Special meetings of stockholders may be called by two or more stockholders owning in the aggregate not less than 30% of the shares of the Company entitled to vote generally in an election of directors.

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


     TEN COM - as tenants in common           UNIF GIFT MIN ACT -                Custodian
                                                                  --------------           --------------
                                                                  (Cust)                          (Minor)
     TEN ENT - as tenants by the entirety
                                                                  Under Uniform Gifts to Minors Act
     JT TEN  - as joint tenants with right
               of survivorship and not as
               tenants in common                                  ---------------------------------------
                                                                                 (State)


     Additional abbreviations may also be used though not in the above list


For value received, _____________________________ hereby sell, assign and transfer unto

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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER



--------------------------------------------------------------------------------
                  (please print or typewrite name and address
                     including postal zip code of assignee)
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_____________________________________________________________________ Shares of
the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated, _____________________________

In the presence of                           Signature:

___________________________________          ___________________________________


NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


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